SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, DC  20549


                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

                             September 23, 1998
                     (Date of earliest event reported)

                       INLAND STEEL INDUSTRIES, INC.
           (Exact Name of Registrant as Specified in its Charter)



    Delaware                     1-9117                   36-3425828
 (State or Other               (Commission              (IRS Employer
 Jurisdiction of               File Number)             Identification
 Incorporation)                                            Number)


                30 West Monroe Street, Chicago, Illinois 60603
              (Address of Principal Offices, including zip code)


                                 (312) 346-0300
             (Registrant's telephone number, including area code)




 Item 5.   Other Events

           On September 23, 1998, Inland Steel Industries, Inc. ("ISI") announced that its Board of Directors has approved an offer to acquire all of the outstanding publicly held shares of Ryerson Tull, Inc. ("RT") pursuant to which the stockholders of RT (other than ISI and its subsidiaries) would receive 0.54 of a share of Common Stock, par value $1.00 per share, of ISI for each whole share of Class A Common Stock, par value $1.00 per share, of RT held. Copies of the press release announcing this proposal and the Letter to the Chairman of the Special Committee of the Board of Directors of Ryerson Tull, Inc. containing the proposal are attached to this Current Report as Exhibits 99.1 and 99.2, respectively.

 Item 7.   Exhibits

           99.1 Press Release dated September 23, 1998

           99.2 Letter to the Chairman of the Special Committee of the Board of Directors of Ryerson Tull, Inc. dated
                September 23, 1998


                                    SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               INLAND STEEL INDUSTRIES, INC.


 Dated:  October 1, 1998       By:  /s/ James M. Hemphill
                                  ------------------------------------
                                  Name:  James M. Hemphill
                                  Title:  Controller



                                  EXHIBIT INDEX


 Exhibit
 Number              Description

 99.1      Press Release dated September 23, 1998

 99.2 Letter to the Chairman of the Special Committee of the Board of Directors of Ryerson Tull, Inc. dated September 23, 1998